Mining Opportunities Bennett K. Hatfield President and CEO November 29, 2007 Bear Stearns Commodities & Capital Goods Conference Exhibit 99.1

Mining Opportunities
Statements that are not historical fact are forward-looking statements and may involve a number of risks and uncertainties.
We have used the words “anticipate” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project” and similar terms and phrases, including references to assumptions, in this presentation to identify forward-looking statements.
These forward-looking statements are made based on expectations and beliefs concerning future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that could cause our actual results to differ materially from those matters expressed in or implied by these forward-looking statements. The following factors are among those that may cause actual results to differ materially from our forward-looking statements: market demand for coal, electricity and steel; availability of qualified workers; future economic or capital market conditions; weather conditions or catastrophic weather-related damage;
our production capabilities; the consummation of financing, acquisition or disposition transactions and the effect thereof on our business; our plans and objectives for future operations and expansion or consolidation; our ability to obtain permits;
our relationships with, and other conditions affecting, our customers; the availability and costs of key supplies or commodities such as diesel fuel, steel, explosives and tires; prices of fuels which compete with or impact coal usage, such as oil and natural gas; timing of reductions or increases in customer coal inventories; long-term coal supply arrangements;
risks in coal mining; unexpected maintenance and equipment failure; environmental, safety and other laws and regulations, including those directly affecting our coal mining and production, and those affecting our customers’ coal usage;
competition; railroad, barge, trucking and other transportation availability, performance and costs; employee benefits costs and labor relations issues; replacement of our reserves; our assumptions concerning economically recoverable coal reserve estimates; availability and costs of credit, surety bonds and letters of credit; title defects or loss of leasehold interests in our properties which could result in unanticipated costs or inability to mine these properties; future legislation and changes in regulations or governmental policies or changes in interpretations thereof, including with respect to safety enhancements;
the impairment of the value of our goodwill; the ongoing effect of the Sago mine explosion; and our liquidity, results of operations and financial condition; the adequacy and sufficiency of our internal controls and legal and administrative proceedings, settlements, investigations and claims.
You should keep in mind that any forward-looking statement made by us in this presentation speaks only as of the date on which we make it. See also the “Risk Factors” of our 2006 Annual Report on Form 10-K/A and in our subsequent filings on
Form 10-Q/A, all of which are currently available on our website at www.intlcoal.com. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. We have no duty to, and do not intend to, update or revise the forward-looking statements in this presentation except as may be required by law. In light of these risks and uncertainties, you should keep in mind that any forward-looking statement made in this presentation might not occur.
Forward-Looking Statements

Mining Opportunities
Well-positioned with operations in 3 of 4 largest US coal producing regions
Extensive reserve base (69% owned) supports internal growth opportunity
Growth strategy targeted toward higher margin metallurgical and premium steam coal markets
100% union free workforce
Solid balance sheet with minimal long-term legacy liabilities
Large investment grade customer base
Key ICG Highlights
Summary Statistics
Market capitalization
2
: $748 million
Coal reserves: 958 million tons
Reserve life:
Approximately 55 years
Employees: 2,200
2007E
1
tons sold: 18.6-19.0 million
2007E
1
tons produced: 17–18 million
Notes:
1   Per management guidance as of October 24, 2007
2   Market capitalization is based on 152.9 million shares outstanding and a stock price of $4.89 as of November 27, 2007

Mining Opportunities
12 active mining complexes - 7 in Central Appalachia, 4 in Northern
Appalachia, and 1 in Illinois Basin
3 mine complexes (Raven, Sentinel and Beckley) opened within last 12 months; Tygart #1 expected to open by late 2009
Current and Future Operations
Illinois
Illinois
Kentucky
Ohio
Beckley
West
Virginia
Virginia
MD
East Kentucky
Flint Ridge
Hazard
Knott County
Raven
Eastern
Buckhannon
Sentinel
Tygart Valley #1
Vindex
Patriot
Jennie Creek
Current Operations Future Operations
ADDCAR ICG Corporate

Mining Opportunities
ICG controls 958 million tons of high-quality coal reserves that are primarily high BTU, low sulfur steam and metallurgical coal
54% of Appalachian region reserves are metallurgical quality
High Caliber Reserve Base
CAPP, 223 million tons
NAPP, 355 million tons
Illinois Basin,
380 million tons
40%
23%
37%

Mining Opportunities
Total Reserve Profile: Owned vs. Leased
69%
31%
Leased
294 million tons
ICG ownership % is largest among publicly traded peers
Peer group median ownership is less than 30%
Owned
664 million tons

Mining Opportunities
Projected Production
Note:
1    2005 pro forma for acquisition of Anker / CoalQuest
2    Per management guidance as of October 24, 2007
8
10
12
14
16
18
20
22
24
26
2005 2006 2007
16.5
14.9
17-18
1 2
Production Outlook – Selective Growth
CAPP 66% 68% 67%
NAPP 19% 19% 21%
ILB 15% 13% 12%
Production by Region
Target projects that create high
margin production
Key focus: increase met tons
Rationalize marginal mines
Three mine complexes brought
on line in past 12 months
added 4.1 mm annual tons
production capacity

Mining Opportunities
Began shipments in October
2006
Two underground mines now
operating
1.2 million tons/year of high
quality steam coal
Full production expected by
early 2008
Target market is the
southeastern utility sector
Raven Complex (Kite, KY)

Mining Opportunities
Resumed production in late
2006 after 8-month
construction outage
2 of 3 planned sections are
now in production
1.5 million tons/year run rate
expected by 1
st
quarter 2008
Increasing shift to high
volatile met market generates
significant margin increase
Sentinel Mine (Philippi, WV)

CoalAge
SEPTEMBER 2007
2007 Prep Plant Census
Mine Seal Construction
Highwall Slope Stability

Mining Opportunities
Production commenced
September 2007
One of 3 planned sections now
producing
1.4 million tons/year of low vol
met coal
Full production expected by
mid-2008
Strong interest from both
export and domestic
steelmakers
Beckley Complex (Eccles, WV)

Mining Opportunities
Site development:  2007-2008
Major construction of shafts
and slope:  2008-2009
Planned production start-up in
late 2009
3.5 million tons/year
Quality well suited to either
premium utility or high volatile
met coal markets
Underground longwall mine
Tygart #1 Complex (Taylor County, WV)

12 Mining Opportunities 2.3 2.0 0.5 0.1 0.0 0.5 1.0 1.5 2.0 2.5 2006 2007 2008 2009 Increasing Metallurgical Coal Production Est. Est.

Mining Opportunities
Projected Sales
19-20                 19-21                  na
(mm tons)
Committed Tonnage
Strong committed sales level
for 2008-09, yet substantial
room for upside from market
improvement
2
Note:
1 Committed tonnages for 2008-2009 are estimated as of 11/26/07
2 Per management guidance as of October 24, 2007
Favorable Sales Position
100
83
52
2
8
15
40
0
20
40
60
80
100
2007 2008 2009
Uncommitted
Committed (subject to re-openers)
Committed and priced
1
1

14 Mining Opportunities 0 500 1,000 1,500 2,000 2,500 3,000 3,500 2006 Actual 2007 Estimate 2008 Estimate Year Thermal Met Total Exports ICG Export Sales Climbing Sharply

Consol
Peabody
Foundation
Massey
Arch
ICG
Alpha
James River

Mining Opportunities
3,574
2,455
764
382
320
141 137
123
Reclamation
66%
Rockefeller
4%
Workers
Comp
2%
FAS 106
13%
Black lung
15%
Source: Company Reports as of 12/31/06
ICG Legacy Liabilities
Total:  $141mm
Total Legacy Liabilities¹
($ in millions)
Notes:
1 Legacy liabilities include post retirement benefits, black lung, reclamation, workers compensation and Coal Act liabilities
Low Legacy Liabilities

Mining Opportunities
Manufactures highwall
mining systems
Enjoys exclusive U.S.
patent rights
Introduced new narrow-
bench system into
marketplace Q2 2007
Significant growth
potential for both domestic
and international markets
ADDCAR – Expanding Opportunities

17 Mining Opportunities Update on Financial Matters

Mining Opportunities
Key components:
– Complete ramp-up of strategic development projects representing
4.1 million annual tons of new production for 2008 and beyond
• Focus on high-margin met coal operations
• Secure margins on new production to replace approximately $30 million of margin contributed from expired brokered coal contracts
– Focus management efforts and capex on strengthening operating performance
– Concurrently reduce exposure to marginal mines
ICG Is Navigating a Critical Transition in 2007

Mining Opportunities
($ in millions)
Tons sold
19.4 14.6 13.9
Revenue
$891.6 $664.9 $644.2
% Growth
37.1% 29.7% (3.1%)
Avg. coal rev/ton sold
$43.05 $43.04 $42.46
EBITDA
$71.7 $41.1 $57.9
% Margin
8.0% 6.2% 9.0%
Year Ended
December 31, 2006 September 30, 2006 September 30, 2007
Nine Months Ended
Financial Performance Summary

Mining Opportunities
Projected 2008 capital spending of $155 million includes:
–
Completion of the Sentinel and Beckley projects
–
Initial site development & slope construction at Tygart #1 complex
–
Continued upgrading of equipment & facilities at other ICG operations
Capital Expenditures ($mm)
Total                  $116                                   $196                                 $190                        $155
Capital Expenditures
60%
60%
55%
55%
45%
45%
40%
40%
0
50
100
150
200
250
2005 2006 2007 2008
Maintenance Growth
Est. Est.

21 Mining Opportunities Update on Coal Markets

Mining Opportunities
Near Term Trend - Continued Price Growth
Electricity output up 2.8% YTD
Domestic coal production in decline; down 13 million
tons YTD per EIA
Regulatory issues will further temper output
- New MSHA regulations
- Continued surface permitting delays
Dramatic import / export change
- Import growth stalled
- Export metallurgical coal demand continues to climb
- Export steam market seeing dramatic demand increase
Note 1:  Per EEI
Note 2:  Per EIA Weekly Report on US Coal Production 11/23/07
1
2

ICG

30-Dec-05
31-Mar-06
30-Jun-06
29-Sep-06
31-Dec-06
31-Jan-07
30-Mar-07
30-Jun-07
31-Jul-07
31-Aug-07
28-Sep-07
26-Nov-07

Mining Opportunities
Prompt Month Spot Prices
End of Month Values per United
$34.00
$36.00
$38.00
$40.00
$42.00
$44.00
$46.00
$48.00
$50.00
$52.00
$54.00
$56.00
$58.00
$60.00
CSX 12500 1.6#
Pitt 8 13000 3.4#
Prompt Market Has Rebounded

Mining Opportunities
$35.00
$38.00
$41.00
$44.00
$47.00
$50.00
$53.00
$56.00
$59.00
CAPP 12500 <1% Forward Prices
31-Jan-06
$57.50 $55.50 $54.75 $54.00
30-Sep-06
$47.85 $48.75 $49.50 $50.25
31-Dec-06
$41.25 $44.50 $45.50 $46.50
31-Jan-07
$37.00 $40.25 $42.75 $44.00
31-Jul-07
$43.25 $46.50 $49.35 $51.10
26-Nov-07
$52.50 $58.10 $56.85 $56.85
2007 2008 2009 2010
Term Prices Have Recovered

Mining Opportunities
Prompt Qtr Index
International FOB Vessel Prices
$40.00
$50.00
$60.00
$70.00
$80.00
$90.00
$100.00
$110.00
South Africa Russia Australia Columbia Indonesia   Average
Origin Country
March 2007
November 2007
Steam:  Tremendous price
momentum around the globe
– Average price increase March-
November is over $41/ton (up 78%)
– International steam coal prices are
rapidly pulling NAPP & CAPP
production away from domestic market
– Exports are balancing US inventory
Met:  Prices also rising due to
demand and shipping issues
– Australia: continued port issues
– Russia: rail/political Issues
– China: coke exports reduced
– World steel demand is strong
Export Market Has Driven the Recovery

26 Mining Opportunities Outlook for Coal Going Forward

Mining Opportunities
US DOE forecast
*
predicts electricity demand growth of 41% from
2007 to 2030, with coal’s portion increasing from 50% to 57%
– Nuclear provides about 20% of electricity today, but maintaining that level requires building 35-40 new plants within 20 years – an unlikely pace
– Natural gas fuels about 19% of electricity today, but growth faces challenges of price volatility, supply uncertainty, & cost that is over 2X coal
– Coal is expected to continue to be the mainstay for US electricity generation
Additional long-term demand is expected to come from emerging markets for coal gasification and liquefaction
Heavily politicized climate change debate must eventually be balanced with economic reality
– There is no viable replacement for coal that doesn’t force an untenable increase in energy cost and decrease in availability
– Anticipate a compromise that advances research and technological solutions, but stops short of near term punitive restrictions that burden the US economy
Long-Term Fundamentals Remain Favorable
(*) Per EIA Long-term Energy Outlook February 2007

Mining Opportunities
Continued growth in coal demand to supply US energy needs
Build-out of scrubbers by Eastern utilities should generally favor
Appalachian region coals over Powder River Basin
– Higher BTU and lower transportation cost will be key economic advantages
– Depletion of CAPP reserves should keep Eastern supply tight & pricing firm;
larger reserve holders will be well-positioned
Substantial increase in supply discipline as producers have
learned hard lessons from broad demand swings of 2005-07
Overall strengthening of industry through consolidation and
attrition as marginal mines and operators exit the business
General Outlook for the US Coal Industry

29 Mining Opportunities Thank You!